SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              12/26/02

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054-14             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

      On      12/26/02   a scheduled distribution was made from the Trust
         to holders of the Certificates.  The Trustee has caused to be
         filed with the Commission, the Monthly Report dated    12/26/02
         The Monthly Report is filed pursuant to and in accordance with
         (1) numerous no-action letters (2) current Commission policy in the area.





         A.   Monthly Report Information
              See Exhibit No.1


         B.   Have any deficiencies occurred?  NO.
                            Date:
                            Amount:

         C.   Item 1: Legal Proceedings:  NONE

         D.   Item 2: Changes in Securities:   NONE

         E.   Item 4: Submission of Matters to a Vote of
              Certificateholders:  NONE

         F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
         Exhibit No.

   1.)       Monthly Distribution Report Dated                          12/26/02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HT1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                     12/26/02

DISTRIBUTION SUMMARY



   Class     Face Value             Beg              Prin            Rate
A-1         $450,000,000       $421,128,476      $8,137,280        1.67500%
A-2         $75,000,000        $69,733,277       $1,415,628        1.76000%
A-3         $100,000,000       $92,977,703       $1,887,504        1.72000%
A-4         $191,000,000       $177,587,412      $3,605,133        1.68000%
A-IO        $495,720,000       $462,566,822          $0            6.62000%
M-1         $57,500,000        $57,500,000           $0            2.26000%
M-2         $43,250,000        $43,250,000           $0            2.78000%
B-1         $33,500,000        $33,500,000           $0            3.68000%
B-2          $9,750,000         $9,750,000           $0            4.13000%
X           $960,000,050       $911,469,286          $0               N/A
R               $50                 $0               $0            1.70000%
Total       $960,000,050       $905,426,868      $15,045,545







                                                     Int
                 Int               Loss           Shortfall           End
Class
      A-1     $607,419              N/A              $0          $412,991,196
      A-2     $105,685              N/A              $0          $68,317,649
      A-3     $137,710              N/A              $0          $91,090,199
      A-4     $256,910              N/A              $0          $173,982,279
     A-IO    $2,896,250             N/A              $0          $453,426,654
      M-1     $111,901              $0               $0          $57,500,000
      M-2     $103,536              $0               $0          $43,250,000
      B-1     $106,158              $0               $0          $33,500,000
      B-2     $34,675               $0               $0           $9,750,000
        X        $0                 N/A              $0          $898,541,047
        R        $0                 N/A              $0               $0
    Total    $4,360,244             $0               $0          $890,381,323






AMOUNTS PER $1,000 UNIT

                                                                   Interest
Class           Cusip              Prin              Int         Carry-forward
A-1           22541NAA7           18.0828           1.3498          0.0000
A-2           22541NAB5           18.8750           1.4091          0.0000
A-3           22541NAC3           18.8750           1.3771          0.0000
A-4           22541NAD1           18.8750           1.3451          0.0000
A-IO          22541NAE9           0.0000            5.8425          0.0000
M-1           22541NAG4           0.0000            1.9461          0.0000
M-2           22541NAH2           0.0000            2.3939          0.0000
B-1           22541NAJ8           0.0000            3.1689          0.0000
B-2           22541NAK5           0.0000            3.5564          0.0000
X                                   N/A              N/A              N/A
R             22541NAF6           0.0000            0.0000          0.0000
Total                             0.0000            0.0000          0.0000


Class                               End
A-1                              917.7582
A-2                              910.9020
A-3                              910.9020
A-4                              910.9020
A-IO                             914.6830
M-1                              1000.0000
M-2                              1000.0000
B-1                              1000.0000
B-2                              1000.0000
X                                   N/A
R                                 0.0000
Total                             0.0000

Principal Distributions:
Beginning Balance *             503,870,665      407,598,621      911,469,286
     Scheduled Principal          328,676          278,679          607,354
     Prepays (Includes Curt)     6,663,474        5,657,411       12,320,885
     Net Liquidation Proceed         0                0                0
     Loan Purchase Prices            0                0                0
     Total Principal Remitta     6,992,150        5,936,090       12,928,239
     Net Realized Losses             0                0                0
Ending Balance                  496,878,515      401,662,532      898,541,047
Agg End Coll Bal                496,878,515      401,662,532      898,541,047

Ending Overcollateralization Amt                                   8,159,724

Prefunding Account:
Beginning Balance                    0                0                0
Subsequent Transfer                  0                0                0
Added to avail cert prin             0                0                0
Amt on Dep in Pref Acct              0                0                0



Interest Distributions:
Sched Int - Net of Serv Fee      3,448,714        2,732,290        6,181,004
Capit Int Acct withdrawals           0                0                0
Less Relief Act Interest Sho         0                0                0
                                 3,448,714        2,732,290        6,181,004


Capitalized Interest Account:
Beginning Balance                                                      0
less: Capit Int Req                  0                0                0
less: W/D of Overfunded Int Amt to Dep                                 0
Ending Balance                       0                0                0


                                   Grp 1            Grp 2            TOTAL
Servicing Fee                     209,946          169,833          379,779
Trustee Fee                          0                0                0
Credit Risk Manager Fee            7,348            5,944           13,292
FSA Premium                       21,056            13,528          34,585

Advances
Curr Agg  Adv as of det date                                       2,110,100
Out Agg Adv as of end of prior calendar month                      1,713,401



Delinquency Information


                          Grp 1                           Grp 2
                Count           Balance           Count          Balance
30-59             91            10,351,837          56           7,515,774
60-89             13            1,125,866           11           2,182,853
90+                7             617,608             9            779,145

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Foreclosures
                Count             Balance
Grp 1            102            10,962,346
Grp 2            53              9,125,039

REO
                Count             Balance
Grp 1             2               96,683
Grp 2             1               405,206

Bankruptcies
                Count             Balance
Grp 1            22              2,370,578
Grp 2             9               825,647


                                   Grp 1            Grp 2            Total
# Loans for which Prep. Prem        35                26              61
Amt of Prep Premiums              196,211          148,213          344,423

Curr. Three Month Del.Rate                                         3.17080%
(60+days)
Rolling Three Month Del. Rate                                      2.30045%
(60+days)

Num of Loans Repurch                 0                0                0
Prin. Bal. of Loans Repurch          0                0                0



Real. Losses during  Due Prd         0                0                0
Cum. Net Real. Losses                0                0                0
(since Startup Day)
WAM                                 346              346              346
WAC                              8.71145%          8.54205%        8.63569%
NET WAC                          8.19407%          8.02473%        8.11834%

Insured Payment on Class A-1                                           0
Insured Payment on Class A-2                                           0
Insured Payment on Class A-3                                           0
Insured Payment on Class A-4                                           0

Num of Mortg Loans in the po       3,805            2,363            6,168

Senior Enhancement %                                               16.46160%
(prior to curr. Prd. Pmts.)
Net Excess Spread                                                  3.00184%

Dep to Basis Risk Reserve Fund                                         0
Basis Risk Reserve Fund Balance                                      5,000

         SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA